Exhibit 99.1

LETTER OF TRANSMITTAL

CARDINAL HEALTH, INC.

offer to exchange all outstanding
floating rate notes due 2009
for
floating rate notes due 2009 which have been registered
under the Securities Act of 1933, as amended
and
5.80% notes due 2016
for
5.80% notes due 2016 which have been registered
under the Securities Act of 1933, as amended

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.
NEW YORK CITY TIME, ON [               ], UNLESS EXTENDED.

The exchange agent for the exchange offer is:

The Bank of New York Trust Company, N.A.

By Registered and Certified Mail, Overnight Courier, Regular Mail or Hand Delivery:
The Bank of New York
Trust Company, N.A.
2001 Bryan Street, Floor 9
Dallas, TX 75201
Attn: Rerorg Department

Or
By Facsimile Transmission:
214-468-6494
Telephone:
Marcella Burgess
713-483-6536

Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above will not constitute valid delivery.

The instructions contained herein should be read carefully before this letter of transmittal is completed.

Do not complete or return this letter of transmittal if your outstanding notes are held in an account with a Broker, Dealer, Commercial Bank Or Trust Company. This letter of transmittal is being supplied for your information only. The institution holding your outstanding notes will supply you with separate instructions regarding the tender of your outstanding notes.

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The undersigned acknowledges that he or she has received the prospectus, dated [          ,  ] (the “prospectus”), of Cardinal Health, Inc., an Ohio corporation (the “Company”), and this letter of transmittal (the “letter”), which together constitute the Company’s offer (the “exchange offer”) to exchange (i) an aggregate principal amount of up to $350,000,000 of the Company’s floating rate notes due October 2, 2009 (the “floating rate exchange notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s issued and outstanding floating rate notes due October 2, 2009 (the “floating rate restricted notes”) and (ii) an aggregate principal amount of up to $500,000,000 of the Company’s 5.80% notes due October 15, 2016 (the “fixed rate exchange notes” and together with the floating rate exchange notes, the “exchange notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s issued and outstanding 5.80% notes due October 15, 2016 (the “fixed rate restricted notes” and together with the floating rate restricted notes, the “restricted notes”) from the registered holders thereof (the “holders”). In the event of any conflict between the letter and the prospectus, the prospectus shall govern.

For each restricted note accepted for exchange, the holder of such restricted note will receive an exchange note having a principal amount equal to that of the surrendered restricted note. The exchange notes will bear interest from the most recent date to which interest has been paid on the restricted notes or, if no interest has been paid on the restricted notes, from October 3, 2006. Accordingly, registered holders of exchange notes on the relevant record date for the first interest payment date following the consummation of the exchange offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from October 3, 2006. Restricted notes accepted for exchange will cease to accrue interest from and after the date of consummation of the exchange offer. Holders of restricted notes whose restricted notes are accepted for exchange will not receive any payment in respect of accrued interest on such restricted notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the exchange offer.

The Company reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term “expiration date” shall mean the latest time and date to which the exchange offer is extended. The Company shall notify the holders of the restricted notes of any extension as promptly as practicable by oral or written notice thereof.

This letter is to be completed by a holder of restricted notes for a tender of restricted notes to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (the “book-entry transfer facility”) pursuant to the procedures set forth in “The exchange offer — Book-entry transfers” section of the prospectus and an agent’s message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this letter. The term “agent’s message” means a message, transmitted by the book-entry transfer facility to, and received by, the exchange agent and forming a part of a book-entry confirmation (as defined below), which states that the book-entry transfer facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this letter and that the Company may enforce this letter against such participant. Holders of restricted notes who are unable to deliver confirmation of the book-entry tender of their restricted notes into the exchange agent’s account at the book-entry transfer facility (a “book-entry confirmation”) and all other documents required by this letter to the exchange agent on or prior to the expiration date must tender their restricted notes according to the guaranteed delivery procedures set forth in “The exchange offer — Guaranteed delivery procedures” section of the prospectus. See Instruction 1.

2

Delivery of documents to the book-entry transfer facility
does not constitute delivery to the exchange agent.

The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the exchange offer.

List below the restricted notes to which this letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of restricted notes should be listed on a separate signed schedule affixed hereto.

All tendering holders complete this box:

DESCRIPTION OF RESTRICTED NOTES
Description of Floating Rate Restricted Notes
Name(s) and Address(es) of	Aggregate Principal
Registered Holder(s)	Amount	Principal Amount
(Please fill in, if Blank)	of Restricted Note(s)	Tendered*

Total

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Description of Fixed Rate Restricted Notes
Name(s) and Address(es) of	Aggregate Principal
Registered Holder(s)	Amount	Principal Amount
(Please fill in, if Blank)	of Restricted Note(s)	Tendered*

Total
* Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the restricted notes represented by the restricted notes indicated in column 1. See Instruction 7. Restricted notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their outstanding notes must complete this letter of transmittal in its entirety.

Boxes below to be checked by eligible institutions only:

☐	Check here if tendered restricted notes are being delivered by book-entry transfer made to the account maintained by the exchange agent with the book entry transfer facility and complete the following:

Floating rate restricted notes:

Name of tendering institution:_ _

DTC account number:_ _

Transaction code number:_ _

Fixed rate restricted notes:

Name of tendering institution:_ _

DTC account number:_ _

Transaction code number:_ _

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☐	Check here and enclose a photocopy of the notice of guaranteed delivery if tendered restricted notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent and complete the following (see Instruction 1):

Floating rate restricted notes:

Name(s) of registered holder(s):_ _

Window ticket number (if any):_ _

Date of execution of notice of guaranteed delivery:_ _

Name of institution which guaranteed delivery:_ _

Fixed rate restricted notes:

Name(s) of registered holder(s):_ _

Window ticket number (if any):_ _

Date of execution of notice of guaranteed delivery:_ _

Name of institution which guaranteed delivery:_ _

If guaranteed delivery is to be made by book-entry transfer:

Floating rate restricted notes:

Name of tendering institution:_ _

DTC account number:_ _

Transaction code number:_ _

Fixed rate restricted notes:

Name of tendering institution:_ _

DTC account number:_ _

Transaction code number:_ _

☐	Check here if tendered by book-entry transfer and non-exchanged restricted notes are to be returned by crediting DTC account number set forth above.

☐	Check here if you are a broker-dealer who acquired the restricted notes for your own account as a result of market making or other trading activities (a “participating broker-dealer”) and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:_ _

Address:_ _

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If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. If the undersigned is a broker-dealer that will receive exchange notes, it acknowledges that such restricted notes were acquired by such broker-dealer as a result of market-making or other trading activities and that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the exchange notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive exchange notes, it represents that the restricted notes to be exchanged for the exchange notes were acquired as a result of market-making activities or other trading activities.

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Please read the accompanying instructions carefully

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company the aggregate principal amount of restricted notes indicated above. Subject to, and effective upon, the acceptance for exchange of the restricted notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such restricted notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered restricted notes, with full power of substitution, among other things, to cause the restricted notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the restricted notes, and to acquire exchange notes issuable upon the exchange of such tendered restricted notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any exchange notes acquired in exchange for restricted notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such exchange notes, whether or not such person is the undersigned, (ii) neither the holder of such restricted notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such exchange notes, (iii) neither the holder of such restricted notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company and (iv) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.

The undersigned acknowledges that this exchange offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the exchange notes issued pursuant to the exchange offer in exchange for the restricted notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such exchange notes. However, the SEC has not considered the exchange offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes and has no arrangement or understanding to participate in a distribution of exchange notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the exchange notes to be acquired pursuant to the exchange offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for restricted notes, it represents that the restricted notes to be exchanged for the exchange notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the restricted notes tendered hereby. All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The exchange offer — Withdrawal rights” section of the prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the account indicated above maintained at the book-entry transfer facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the exchange notes (and, if applicable, substitute certificates representing restricted notes for any restricted notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Restricted Notes.”

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The undersigned, by completing the box entitled “Description of restricted notes” above and signing this letter, will be deemed to have tendered the restricted notes as set forth in such box above.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 3)

To be completed ONLY if restricted notes not exchanged and/or exchange notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this letter above, or if restricted notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

Issue floating rate exchange notes and/or floating rate restricted notes to:

Name(s)
(Please type or print)

(Please type or print)

Address

(Zip Code)

Issue fixed rate exchange notes and/or floating rate restricted notes to:

Name(s)
(Please type or print)

(Please type or print)

Address

(Zip Code)

(Complete Substitute Form W-9)

☐	Credit unexchanged restricted notes delivered by book-entry transfer to the book-entry transfer facility account set forth below.

Floating rate restricted notes

(Book-entry transfer facility
account number, if applicable)
Fixed rate restricted notes

(Book-entry transfer facility
account number, if applicable)
SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 3)

To be completed ONLY if restricted notes not exchanged and/or exchange notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this letter above or to such person or persons at an address other than shown in the box entitled “Description of Restricted Notes” on this letter above.

Mail floating rate exchange notes and/or floating rate restricted notes to:

Name(s)
(Please type or print)

(Please type or print)

Address

(Zip Code)

Mail fixed rate exchange notes and/or fixed rate restricted notes to:

Name(s)
(Please type or print)

(Please type or print)

Address

(Zip Code)

Important: This letter or a facsimile hereof or an agent’s message in lieu thereof (together a book-entry confirmation and all other required documents or the notice of guaranteed delivery) must be received by the exchange agent prior to 5:00 P.M., New York City time, on the expiration date.

Please read this entire letter of transmittal
carefully before completing any box above.

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Please sign here
(to be completed by all tendering holders)
(complete accompanying substitute Form W-9 below)

X

X

(Signature(s) of owner)	(Date)

Area code and telephone number

If a holder is tendering any restricted notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the restricted notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s)
(Please type or print)

Capacity

Address

(Zip Code)

SIGNATURE GUARANTEE
(If required by Instruction 2)

Signature(s) guaranteed byan eligible institution:

(Authorized signature)

(Title)

(Name and firm)

Dated:           ,

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INSTRUCTIONS
Forming part of the terms and conditions of the exchange offer.

1.	Delivery of this letter and notes; Guaranteed delivery procedures.

A holder of restricted notes may tender the same by (i) properly completing and signing this letter of transmittal or a facsimile thereof (all references in the prospectus to the letter of transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the restricted notes being tendered and any required signature guarantees and any other documents required by this letter of transmittal, to the exchange agent at its address set forth herein prior to 5:00 P.M., New York City time, on the expiration date, (ii) complying with the procedure for book-entry transfer described below and set forth in “The exchange offer — Book-entry transfer” section of the prospectus or (iii) complying with the guaranteed delivery procedures described below and set forth in “The exchange offer — Guaranteed delivery procedures” section of the prospectus. Registered notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

The exchange agent will make a request to establish an account with respect to the restricted notes at The Depositary Trust Company for purposes of the exchange offer promptly after the date of the prospectus. Any financial institution that is a participant in The Depositary Trust Company’s system may make book-entry delivery of restricted notes by causing The Depositary Trust Company to transfer such restricted notes into the exchange agent’s account at The Depositary Trust Company in accordance with The Depositary Trust Company’s Automated Tender Offer Program procedures for such transfer. However, although delivery of restricted notes may be effected through book-entry transfer at The Depositary Trust Company, an agent’s message in connection with book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the exchange agent at the address set forth herein on or prior to the expiration date or the guaranteed delivery procedures, described below and in “The exchange offer — Guaranteed delivery procedures” section of the prospectus, must be complied with.

A holder may tender restricted notes that are held through The Depositary Trust Company by transmitting its acceptance through The Depositary Trust Company’s Automatic Tender Offer Program, for which the transaction will be eligible, and The Depositary Trust Company will then edit and verify the acceptance and send an agent’s message to the exchange agent for its acceptance. The term “agent’s message” means a message transmitted by The Depositary Trust Company to, and received by, the exchange agent and forming part of the book-entry confirmation, which states that The Depositary Trust Company has received an express acknowledgement from the participant tendering the restricted notes that such participant has received the letter of transmittal and agrees to be bound by the terms of the letter of transmittal and that the Company may enforce such agreement against such participant. Delivery of an agent’s message will also constitute an acknowledgement from the tendering Depositary Trust Company participant that the representations and warranties set forth in this letter of transmittal are true and correct.

DELIVERY OF THE AGENT’S MESSAGE BY THE DEPOSITARY TRUST COMPANY WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. THE DEPOSITARY TRUST COMPANY PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH THE AUTOMATIC TENDER OFFER PROGRAM.

Holders who cannot deliver required documents to the exchange agent on or prior to the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their restricted notes pursuant to the guaranteed delivery procedures set forth in “The exchange offer — Guaranteed delivery procedures” section of the prospectus. Pursuant to such procedures, (i) such tender must be made through an eligible institution, (ii) prior to 5:00 P.M., New York City time, on the expiration date, the exchange agent must receive from such eligible institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of restricted notes and the amount of restricted notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the notice of guaranteed delivery, a book-entry confirmation, together with a properly completed and duly executed letter (or facsimile thereof or agent’s message in lieu thereof) with any required signature guarantees and any other documents required by this letter will be deposited by the eligible institution with the exchange agent and (iii) a book-entry confirmation, together with a properly completed and duly executed letter (or facsimile thereof or agent’s message in lieu thereof) with any required signature guarantees and all other documents required by this letter, must be received by the exchange agent within three NYSE trading days after the date of execution of the notice of guaranteed delivery.

The method of delivery of this letter, the restricted notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. If restricted notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the exchange agent prior to 5:00 P.M., New York City time, on the expiration date.

See “The exchange offer” section of the prospectus.

2.	Signatures on this letter; Bond powers and endorsements; Guarantee of signatures.

If any tendered restricted notes are owned of record by two or more joint owners, all of such owners must sign this letter.

When this letter is signed by the registered holder or holders of the restricted notes specified herein and tendered hereby, no separate bond powers are required. If, however, the exchange notes are to be issued to a person other than the registered holder, then separate bond powers are required.

If this letter or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “eligible institution”).

Signatures on this letter need not be guaranteed by an eligible institution, provided the restricted notes are tendered (i) by a registered holder of restricted notes (which term, for purposes of the exchange offer, includes any participant in the book-entry transfer facility system whose name appears on a security position listing as the holder of such restricted notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter or (ii) for the account of an eligible institution.

3.	Special issuance and delivery instructions.

Tendering holders of restricted notes should indicate in the applicable box the name and address to which exchange notes issued pursuant to the exchange offer are to be sent, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering restricted notes by book-entry transfer may request that restricted notes not exchanged be credited to such account maintained at the book-entry transfer facility as such noteholder may designate hereon. If no such instructions are given, such restricted notes not exchanged will be returned to the name and address of the person signing this letter.

4.	Transfer taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of restricted notes to it or its order pursuant to the exchange offer. If, however, exchange notes and/or substitute restricted notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the restricted notes tendered hereby, or if tendered restricted notes are registered in the name of any person other than the person signing this letter, or if a transfer tax is imposed for any reason other than the transfer of restricted notes to the Company or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. Exchange notes will not be issued unless satisfactory evidence of payment of such taxes or exemption therefrom is established by the registered holder.

5.	Waiver of conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus.

6.	No conditional tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of restricted notes, by execution of this letter, shall waive any right to receive notice of the acceptance of their restricted notes for exchange.

Neither the Company, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of restricted notes nor shall any of them incur any liability for failure to give any such notice.

7.	Partial tenders; Withdrawal rights.

If less than all of the restricted notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of restricted notes tendered in the box entitled “Description of Restricted Notes — Principal Amount Tendered.” A newly issued certificate for the restricted notes submitted but not tendered will be sent to such holder as soon as practicable after the expiration date. All restricted notes delivered to the exchange agent will be deemed to have been tendered unless otherwise clearly indicated.

Tenders of restricted notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the expiration date.

For a withdrawal of a tender of restricted notes to be effective, a written notice of withdrawal must be received by the exchange agent at the address set forth above prior to 5:00 P.M., New York City time, on the expiration date. Any such notice of withdrawal must (i) specify the name of the person having tendered the restricted notes to be withdrawn (the “depositor”), (ii) identify the restricted notes to be withdrawn (including the principal amount of such restricted notes), (iii) contain a statement that such holder is withdrawing his election to have such restricted notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the letter by which such restricted notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the restricted notes register the transfer of such restricted notes in the name of the person withdrawing the tender and (v) specify the name in which such restricted notes are registered, if different from that of the depositor. A notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn restricted notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any restricted notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer and no exchange notes will be issued with respect thereto unless the restricted notes so withdrawn are validly retendered. Any restricted notes that have been tendered for exchange but which are not exchanged for any reason will be credited to an account maintained with the book-entry transfer facility for the restricted notes as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn restricted notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the expiration date.

8.	Mutilated, lost, stolen or destroyed restricted notes.

Any holder whose restricted notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address set forth herein for further instructions.

9.	Requests for assistance or additional copies.

Questions relating to the procedure for tendering, requests for additional copies of the prospectus and this letter, and requests for notices of guaranteed delivery and other related documents may be directed to the exchange agent at the address and telephone number indicated above. All other questions regarding the exchange offer should be directed to the following address or phone number:

Attn: Investor Relations
Cardinal Health, Inc.
7000 Cardinal Place
Dublin, Ohio 43017
(614) 757-5000

IMPORTANT TAX INFORMATION

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

To prevent backup withholding on interest payments on the notes, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the substitute IRS Form W-9 attached to this letter of transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide a completed Substitute Form W-9 to the withholding agent, backup withholding may begin and continue until you furnish your TIN. If you do not provide the withholding agent with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments may be subject to backup withholding at a rate of 28% (until 2010, at which time the rate is currently scheduled to be 31%). If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, a Non-U.S. Holder should (i) submit a properly completed IRS Form W-8 BEN or other Form W-8 to the Depositary, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the Depositary or on the web at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9 and Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt” box on its face.

For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Holders that are, or hold notes through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A “Non-U.S. Holder” is any holder (other than a holder that is, or holds its shares through, a partnership or other pass-through entity) that is not a U.S. Holder.

If a partnership (including any entity or arrangement treated as a partnership or other pass-through entity for United States federal income tax purposes) is a holder of a note, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partners and partnerships should consult their tax advisors as to the particular federal income tax consequences applicable to them.

See the enclosed Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.

REQUESTER’S NAME:
SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt
Department of the Treasury Internal Revenue Service (IRS)	Check appropriate box: ☐ Disregarded Entity ☐ Individual/ Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other
Payer’s Request for Taxpayer Identification Number (TIN)	(If you are an LLC, check the box marked ‘Other‘, write LLC, and also check one of the other boxes to indicate your tax status (e.g., disregarded entity, individual/sole proprietor, corporation, partnership).

Please fill in your name and address below. Name Business Name Address (number and street) City, State and Zip Code	Part 2 — Certification —
Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (as defined for U.S. federal income tax purposes).
Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”
Signature: _ _ Date: _ _

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature: _ _  Date: _ _

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
U.S. person.  Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, if applicable, to:

  1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

  2. Certify that you are not subject to backup withholding, or

  3. Claim exemption from backup withholding if you are a U.S. exempt payee.

For federal tax purposes you are considered a U.S. person if you are:

An individual who is a citizen or resident of the United States,

A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Partners and partnerships must consult their own tax advisors regarding the application of these rules to them.

Foreign person.  If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

  1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

  2. The treaty article addressing the income.

  3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

  4. The type and amount of income that qualifies for the exemption from tax.

  5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

  1. You do not furnish your TIN to the requester, or

  2. You do not certify your TIN when required (see the Part II instructions below for details), or

  3. The IRS tells the requester that you furnished an incorrect TIN, or

  4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

  5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN.  If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.  Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC).  If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities.  Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note:  Check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt” box under the taxpayer identification number and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note:  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.  Backup withholding is not required on any payments made to the following payees:

  1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

  2. The United States or any of its agencies or instrumentalities,

  3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

  4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

  5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

  6. A corporation,

  7. A foreign central bank of issue,

  8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

  9. A futures commission merchant registered with the Commodity Futures Trading Commission,

  10. A real estate investment trust,

  11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

  12. A common trust fund operated by a bank under section 584(a),

  13. A financial institution,

  14. A middleman known in the investment community as a nominee or custodian, or

  15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for...	THEN the payment is exempt for...

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt recipients 1 through 7(2)

1)	See Form 1099-MISC, Miscellaneous Income, and its instructions.

2)	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner, enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note. See the chart below for further clarification of name and TIN combinations.

How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf.   You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, fill out the box entitled “CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.”

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding above.

Signature requirements.  Complete the certification as indicated in 1 through 4 below.

  1. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.  You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  2. Real estate transactions.  You must sign the certification. You may cross out item 2 of the certification.

  3. Other payments.  You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

  4. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.  You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee(1) The actual owner(1)

5. Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:	Give name and EIN of:

6. Sole proprietorship or single-owner LLC	The owner(3)
7. A valid trust, estate, or pension trust	Legal entity(4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note.	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

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